UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2009

OPENTV CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street

San Francisco, California 94111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 962-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2009, OpenTV Corp. issued a press release regarding a non-binding proposal by Kudelski SA to acquire all of the Class A ordinary shares of OpenTV Corp. not currently owned by Kudelski SA or its affiliates. A copy of this press release is being furnished as an exhibit to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits.

Exhibit	Description

99.1	Press Release issued February 27, 2009 by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.

Date: February 27, 2009	By:	/s/ Mark Beariault
	Name:	Mark Beariault
	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 27, 2009

4